Investor Presentation (NASDAQ: DCTH) April 2013 Exhibit 99.1

2 DELCATH SYSTEMS, INC
Forward-looking Statements
Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the outcome of the ODAC meeting, and the impact, if any, of the advisory panel’s recommendation on the
FDA’s decision regarding the Company’s new drug application (NDA), timing of completion of the FDA’s review of our NDA, the extent to which the FDA may request additional information or data and our ability to provide the same in a timely manner, acceptability of the Phase 1, 2 and 3 clinical trial data by the FDA, FDA approval of the Company's NDA for the treatment of metastatic ocular melanoma to the liver, adoption, use and resulting sales, if any, for the Delcath Hepatic Delivery System in the
United States, adoption, use and resulting sales, if any, for the Hepatic CHEMOSAT Delivery System in the EEA, our ability to successfully commercialize the Delivery System in various markets and the potential of the system as a treatment for patients with cancers in the liver, the timing and our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and resulting sales, if any, from the same, patient outcomes using the Generation
2 system, approval of the current or future system for other indications and/or for use with various chemotherapeutic agents, actions by the FDA or other foreign regulatory agencies, our ability to obtain reimbursement for the CHEMOSAT system in various markets, the number of cancer centers in Germany and Italy able to successfully negotiate and receive reimbursement for the CHEMOSAT procedure and the amount of reimbursement to be provided, submission and  publication of the Phase II and III clinical trial data, the timing and results of research and development projects, the timing and results of future clinical trials including the initiation of clinical trials in key Asian markets with the CHEMOSAT Hepatic Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin, approval of the CHEMOSAT Hepatic Delivery System to delver and filter doxorubicin in key Asian markets and adoption, sales, if any, and patient outcomes using the same, the timing, price and use, if any, of the committed equity financing facility with Terrapin, the timing and use, if any, of the line of credit from SVB and our ability to access this facility and uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made.

3 DELCATH SYSTEMS, INC
Investment Considerations
Concentrating the Power of Chemotherapy
•
Early stage, commercial Company focused on oncology
• Proprietary CHEMOSAT
®
Hepatic Delivery System allows unique whole organ
therapy for the liver
• CHEMOSAT system has demonstrated extension of progression free survival
• Addressing large unmet market need for cancer patients who usually die of liver failure
• Estimated market opportunity of ~$2.5 billion in U.S. & EU
o
EU - early commercial launch underway; reimbursement in key EU markets expected in
Q2
o
U.S. - NDA under review ; ODAC May 2, PDUFA goal date September 13, 2013
• Expanding clinical data expected to broaden clinical use and indications
• Attractive financial model, multiple capital resources available and experienced management team to execute plan

4 DELCATH SYSTEMS, INC
US Market
• Proposed Trade Name
Melblez Kit
TM
(Melblez (melphalan) for
Injection for use with the Delcath
Hepatic Delivery System)
• Proprietary Drug/Device Combination
Product Regulated as a drug 505(b)(2)
NDA by U.S. FDA
• Proposed indication for the treatment of
patients with unresectable ocular
melanoma metastatic to the liver
• Melblez Kit comprised of Melblez
TM
(melphalan hydrochloride for injection)
and the Delcath Hepatic Delivery
System
Our Product
Ex US Markets
• Marketed under the trade name
CHEMOSAT
®
Hepatic Delivery
System
• Regulated as a Class IIb Medical
Device
• Indicated for the intra-hepatic of
administration of melphalan
hydrochloride and subsequent
filtration of the venous blood
return.
• CHEMOSAT Kit supplied without
melphalan

Blood Return
Catheter
Chemo
Filtration
Delcath
Chemo Isolation
(Balloon) Catheter
Liver
Veno-veno
Bypass Pump
Chemo Delivery
Catheter

5 DELCATH SYSTEMS, INC
The Delcath Hepatic Delivery System
Minimally Invasive, Repeatable Procedure That Could Complement Systemic Therapy
• Improves disease
control in the liver
• Treats macro and
micro tumors
• Controls systemic
toxicities
• Allows for over 100x
dose escalation at
tumor site

6 DELCATH SYSTEMS, INC
Melanoma Liver Metastases
A Great Demonstration of CHEMOSAT’s Potential
• A challenging histology
• Notoriously insensitive to
systemic chemotherapy and
focal interventions
• CHEMOSAT has
demonstrated ability to extend
progression free survival
Our Opportunity
• Ability to achieve ultra-high concentrations of chemotherapy provides potential treatment options for a wide variety of cancers in the liver

7 DELCATH SYSTEMS, INC
Clinically Differentiated Results
• Phase 1, 2 and 3 trials with percutaneous hepatic perfusion (PHP) produced positive results in multiple histologies
• Melanoma Liver Mets
o
Positive Phase 3 results in hepatic metastatic melanoma
o
n=93 (90% ocular melanoma, 10% cutaneous melanoma)
• Neuroendocrine Tumor (NET) Liver Mets
o
mNET cohort in Phase 2 trial showed encouraging 42% objective response rate (ORR) vs ~10%
for approved targeted therapy
o
median overall survival of ~32 months on ITT basis
• Hepatocellular Carcinoma (HCC)
o
Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients) is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
• Colorectal Cancer (CRC) Liver Mets
o
Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60% median response rate and median OS of 17.4-24.8 mos
• Safety profiles consistent with pivotal US Phase 3 melanoma trial
Encouraging Initial Results on a Broad Range of Histologies

8 DELCATH SYSTEMS, INC
Hepatic progression-free survival (IRC)
Hazard ratio = 0.50
(95% CI 0.31–0.80)
P=0.0029
0                5                       10                     15 20 25                      30
Months
7.0
1.7
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
5.3 mo
Intent-to-treat population
Best alternative care (BAC)
Positive Phase 3 Results – Primary Endpoint hPFS
PHP Demonstrated 4x or 5.3 months Improvement in Primary Endpoint of hPFS
INDEPENDENT REVIEW COMMITTEE (IRC) ASSESSMENT - UPDATED ANALYSIS (4 June 2012)
Percutaneous Hepatic Perfusion (PHP)

Overall progression-free survival (investigator)
Months
5.4
1.6
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
Hazard ratio = 0.42
(95% CI 0.27–0.64)
P<0.0001
0             5            10            15 20 25           30            35           40          45           50           55
3.8 mo
Intent-to-treat population
Positive Phase 3 Results – Overall PFS
PHP also Demonstrated a Highly Statistically Significant Improvement in Overall PFS
Percutaneous Hepatic Perfusion (PHP)
INVESTIGATOR ASSESSMENT - UPDATED ANALYSIS (4 June 2012)
9 DELCATH SYSTEMS, INC
Best alternative care (BAC)

TOTAL PHP vs BAC ONLY
Proportion of subjects surviving
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
12 36 0
24
48
60
11.4
Total PHP incl.
crossover
BAC only
Months
4.1
Intent-to-treat population
7.3 mo
Overall Survival – Exploratory Subset Analysis
Overall Survival Tail For  PHP Treated Patients
10 DELCATH SYSTEMS, INC

11 DELCATH SYSTEMS, INC
Phase 2 Multi-Histology NCI Trial – Summary
• Strong efficacy signals in mNET
o
42% objective Response Rate (ORR) vs ~10% for
approved targeted therapy
o
66% patients had hepatic tumor shrinkage and durable
disease stabilization
• Positive Signal in primary hepatic malignancies (HCC and
Cholangiocarcinoma) in 5 of 8 patients
• Similar safety profiles across tumor types
Positive Efficacy Signals In Additional Types of Cancer

12 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Metastatic Neuroendocrine Cohort
Pre-PHP
(Baseline)
Post-PHP #2
(+4 Months)
Post-PHP #1
(+6 Weeks)
Compelling Clinical Data in Attractive mNET Market
Phase 2 mNET Tumor Cohort  (n=24)*
Number (n)
Tumor Types
Pancreatic NET 13
Carcinoid tumor 3
Other NET 8
Response
Partial Response (PR) 10
Stable disease (SD) 6
Progressive disease 3
Not assessed or evaluable 5
Objective Response Rate 42%
Median Duration of Hepatic Response
Partial Response (n-10) 23.5 months
Partial Response/Stable Disease (n=16) 16.8 months
Hepatic Progression Free Survival (IIT n=24)
Median Hepatic PFS 16.8
Min/Max 2.1, 64.1
Overall Survival After CS
Median 31.9 months
Min/Max 2.4, 81.1
66%
disease
control

13 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Hepatobiliary Carcinoma Cohort
Encouraging Positive Signal for Primary Liver Cancer
*Source: GLOBOCAN
• Best hepatic tumor response by modified RECIST assessed by investigators
o
Stable disease (SD) 4 patients
o
Partial response (PR) 1 patient
o
Progressive disease 1 patient
o
Not assessed or evaluable 2 patients
• Median duration of response
o
hPR (N=1) 6.42 months
o
hPR/SD (N=5)  8.12 months
• Hepatic progression free survival (ITT N=8)
o
Median  5.60 months
• Overall survival (ITT N=8)
o
Median  9.12 months
o
Minimum, Maximum  3.4, 20.5 months
HCC is the most common primary cancer of the liver, with approximately 750,000* new cases diagnosed worldwide annually
Intend to initiate new trials in HCC
o
Minimum, Maximum  2.7, 12.2 months

14 DELCATH SYSTEMS, INC
•
Substantial clinical evidence of benefit of using ultra-high dose melphalan to treat mCRC via isolated hepatic perfusion (IHP)
procedure
o
Over 800 patients treated in 15 studies since 1998
o
Patients treated only once
o
Median response rate of ~50-60% and median OS of 17.4 – 24.8 mos1,2
o
Challenges enrolling at NCI due to competing FOLFOX & FOLFIRI trials
o
17 patients treated since 2004
o
Safety profile – expected and consistent with pivotal FDA Phase III melanoma trial
•
Intend to invest in new trials in mCRC
Strong Rationale for Using PHP/Melphalan to Treat mCRC
1) van Iersel LB, Gelderblom H, et al. Ann Oncol. 2008;19:1127-34
2) Alexander, HR, Barlett DL, et al. Ann Surg Oncol, 16:1852-9, 2009
Phase 2 NCI Trial – mCRC Cohort
Delcath Phase 2 NCI Trial – mCRC Cohort

15 DELCATH SYSTEMS, INC
Additional Clinical Data Generation
• Goals:
Expand US (PHP: MEL) label indications beyond the initial
indication we are seeking
Generate robust clinical data to support commercialization
• FDA has accepted IND Amendment that includes Gen 2 device
in Expanded Access Program (EAP), compassionate use (CU),
and all future clinical trials
• Initiated EAP to treat first patient in January, 2013
• Activate EU Registry to systematically collect data from
commercial experience
Establish PHP/Melphalan as Standard of Care (SOC) for Disease Control in the Liver

16 DELCATH SYSTEMS, INC
2013 Clinical Development Plan
• Planned company sponsored trials, subject to agreement with FDA
Hepatocellular carcinoma (HCC)
o
Global Phase 3 Randomized CHEMOSAT Melphalan vs. best supportive care
(BSC) for patients who have failed Sorafenib (or are intolerant)
Primary endpoint: Overall Survival
Advanced colorectal cancer (CRC) with liver dominant metastasis
o
Global Phase 3 Randomized CHEMOSAT Melphalan vs. best alternative care
(BAC)
Primary endpoint: Overall Survival
Metastatic Neuroendocrine tumor (NET) with liver dominant disease
o
Global Phase 3 Randomized CHEMOSAT Melphalan vs. Best Alternative Care
(BAC)
Primary endpoint: Overall Survival
• Planned phase 2 studies including global Investigator-initiated trials (IITs) in multiple indications: HCC, NET, CRC, melanoma
Establish PHP/Melphalan as Standard of Care (SOC) for Disease Control in the Liver

17 DELCATH SYSTEMS, INC
$2.5 Billion Initial Market Opportunity with Pharmaceutical-Like Gross Margins
Sources: LEK Consulting, GLOBOCAN, Company estimates.
EU: Initial target countries of Germany, UK, Italy, France, Spain, Netherlands, Ireland.
APAC: Initial target countries of China, Japan, S. Korea, Taiwan, Australia.
Assumes 2.5 treatments per patient.
Assumes EU ASP of $15K; US ASP of $75K (estimated ultra-orphan drug pricing); APAC ASP of $5K.
55,389
42,367
189,943
HCC
CRC
Melanoma
NET
$2.5B Initial Opportunity
* Assumes FDA approval for ocular
melanoma metastatic to the liver
Long Term Potential - Multi-Billion Dollar Global Market
8,708
6,563
4,085
8,212
7,202
33,966
19,861
33,953
52,143
5,585
7,671
99,749
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
USA EU APAC
$300M Initial on-label
opportunity in Ocular
Melanoma in US*
$2.2B multi-histology
opportunity in EU

18 DELCATH SYSTEMS, INC
Approved  (CE Mark Device)
NDA Filing Accepted by the FDA with PDUFA goal date of Sept. 13, 2013
Mutual Recognition of European CE Mark – Applications Planned or
Submitted
Global Commercialization Status
Addressing A Multi-Billion Dollar Global Market

19 DELCATH SYSTEMS, INC
CHEMOSAT: EU Launch Underway
• Marketing in target EU countries - Italy, Germany, France,
UK, Ireland, NL, Spain
• Training completed in key centers
o
Nine EU Clinical Sites activated as of March, 2013
• EU clinicians using CHEMOSAT for a broad range of liver
metastases
o
Use includes: cutaneous melanoma, ocular melanoma, colorectal cancer
(CRC), gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and Cholangiocarcinoma
• EU reimbursement in progress
o
Italy – Existing DRG for partial reimbursement identified; supplemental reimbursement applications submitted
o
Germany – Value 4 NUB interim reimbursement granted February 2013
o
UK – Reimbursement anticipated Q2 2013
Expanding EU Clinical and Commercial Footprint

20 DELCATH SYSTEMS, INC
CHEMOSAT: Multiple Tumor Types Treated in Europe
• Physicians are recognizing the potential of CHEMOSAT in various tumor types
• CHEMOSAT utilized in Germany, Italy, UK, France, Ireland, and the Netherlands
• EU Retrospective Data Collection to be initiated in Q2
• EU Prospective Registry To Be Initiated Q3
Ocular Melnaoma
Cutaneous Melanoma
HCC
Cholangelcarcinoma
mNET
Breast
Gastric
CRC
Anal Muc Mel

21 DELCATH SYSTEMS, INC
U.S. NDA Under Review
• Oncology Drug Advisory Committee (ODAC) panel scheduled for May
2, 2013
• PDUFA Goal Date: September 13, 2013
• Initial indication: unresectable metastatic ocular melanoma in the liver
o
Provides lowest risk pathway to FDA approval and fastest access
• NDA filing included:
o
Comprehensive set of additional data in a new FDA compliant
CDISC database
o
Gen 2 filter as part of the Chemistry, Manufacturing and Control
(CMC) module
• On-going discussions with FDA on clinical programs for planned label expansions in HCC,CRC and NET
FDA Decision Expected in September

22 DELCATH SYSTEMS, INC
U.S. Commercialization Strategy
• Launch in Q1 2014 assuming approval on PDUFA goal date of
September 13, 2013
• Initial commercial focus on centers that are active in the EAP or participated in the Phase 3 clinical trial
• Utilize active EAP hospitals as Centers of Excellence for training and support of new centers
• Intend to seek specific CPT reimbursement code for the Melblez
Kit procedure, based upon value proposition relative to other cancer therapies
• Educate Medical Oncologists via Medical Science Liaison (MSL)
• Direct strategy to sell to hospital based Interventional
Radiologists and Surgeons
Participating EAP Centers Provide Immediate Commercial Footprint

23 DELCATH SYSTEMS, INC
Barriers to Entry
• Patent Protection
o
6 U.S. patents in force and 6 U.S. patent applications pending
o
9 foreign patents in force (with patent validity in 25 countries) and 14 foreign patent applications pending
o
Primary US device patent set to expire August 2016
o
Up to 5 years of patent extension post FDA approval
• Trade Secret Protection
o
Developed improved filter media via proprietary manufacturing processes
• FDA Protection
o
Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
Provides 7 years of marketing exclusivity post FDA approval
o
Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Multiple Levels of Protection

24 DELCATH SYSTEMS, INC
Financial Summary
Cash & Cash Equivalents: $42.8 million at March 31, 2013 (unaudited)
ATM Program
up to $50.0 million available upon registration
statement being declared effective by the SEC
Committed Equity Financing
Facility (CEFF)
Up to $23.9 million as of March 31, 2013
Working Capital Line of Credit: $20 million credit facility
Debt: None
Cash Utilization:
Approx. $11.3 million in 1Q 2013 (unaudited)
Projected quarterly cash spend:
$9-$12 million for first half of 2013
$9-$10 million for second half of 2013
Shares Outstanding:
96.8 million (107.8 million fully diluted
1
) as of
March 31, 2013
1) Fully diluted includes an additional 5.6 million options and 5.4 million warrants
2) Includes 5.6 million shares issued to Terrapin Opportunity L.P. on April 1, 2013
Multiple Capital Resources Available to Execute Plan

25 DELCATH SYSTEMS, INC
Management: A Track Record of Success
Executive Title Prior Affiliation(s)
Years of
Experience
Eamonn Hobbs President and CEO AngioDynamics, E-Z-EM 32
Graham Miao, Ph.D. EVP & Chief Financial Officer
D&B, Pagoda Pharma, Schering-
Plough, Pharmacia, JP Morgan
23
Jennifer Simpson, Ph.D. EVP, Global Head Business Operations
Eli Lilly (ImClone), Johnson &
Johnson (Ortho Biotech)
23
Peter Graham, J.D.
EVP, General Counsel, Chief Compliance
Officer & Global Human Resources
Bracco, E-Z-EM 18
Gloria Lee, M.D., PH.D. EVP, Medical & Clinical Affairs
Hoffmann-La Roche, Syndax
Pharmaceuticals, Inc.
21
John Purpura
EVP, Regulatory Affairs & Quality
Assurance
E-Z-EM, Sanofi-Aventis 29
Harold Mapes EVP, Global Operations AngioDynamics, Mallinckrodt 27
Krishna Kandarpa, M.D.,
Ph.D.
EVP, Chief Science Officer, R&D Harvard, MIT(HST), Cornell, UMass 33
Bill Appling SVP Medical Device R&D AngioDynamics 27
Dan Johnston, Ph.D. VP, Pharmaceutical R&D Pfizer, Wyeth 12

26 DELCATH SYSTEMS, INC
2013 Anticipated Milestones
First patient enrolled in EAP - Q1 2013
Obtained NUB Value 4 interim reimbursement in Germany – Q12013
Initiated EU Retrospective Data Collection – Q2 2013
• ODAC Panel Meeting May 2, 2013
• Obtain interim reimbursement in UK – Q2 2013
• Submission for publications of Phase 3 data and mNET arm of Phase 2 data in
Q2 2013
• Initiate EU Registry – Q3 2013
• First commercial sale in APLA – Q2 2013
• Commence Company’s first investigator initiated trial (IIT) – Q2 2013
• Receive NDA approval for Melblez Kit by PDUFA date of September 13, 2013
• First patient enrolled in Company sponsored trial (CST) to expand indications –
Q4 2013
• First patient enrolled in Taiwan HCC pivotal trial – Q4 2013
• Strategic Partnership for China
A Busy Year Focused on US Approval, Clinical Data and EU Commercial Adoption

27 DELCATH SYSTEMS, INC
A Compelling Investment Opportunity
Concentrating the Power of Chemotherapy
• Early stage, commercial Company focused on oncology
• Proprietary CHEMOSAT
®
Hepatic Delivery System allows unique whole organ
therapy for the liver
• CHEMOSAT system has demonstrated extension of progression free survival
• Addressing large unmet market need for cancer patients who usually die of liver failure
• Estimated market opportunity of ~$2.5 billion in U.S. & EU
o
EU - early commercial launch underway; reimbursement in key EU markets expected in
Q2
o
U.S. - NDA under review ; ODAC May 2, PDUFA goal date September 13, 2013
• Expanding clinical data expected to broaden clinical use and indications
• Attractive financial model, multiple capital resources available and experienced management team to execute plan

© 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED

29 DELCATH SYSTEMS, INC Appendices

30 DELCATH SYSTEMS, INC LIVER CANCER TREATMENT OPTIONS Appendix 1

31 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Significant Limitations
The Problem
• Metastatic disease to the liver, brain or lungs is often the life-
limiting location of solid tumors
o
Often life-limiting or leads to withdrawal of systemic treatments in favor of palliative care
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
o
Can be diffuse
o
Often not responsive to chemotherapy and radiation therapy
• Whole organ therapy creates a new option for patients in the management of liver dominant disease

Existing Liver Cancer Treatments Have Limitations
Unmet Medical Need Exists for More Effective Liver Cancer Treatments
Treatment Advantages Disadvantages
Systemic
– Non-invasive
– Repeatable
– Systemic toxicities
– Limited efficacy in liver
Regional
(e.g., Isolated Hepatic Perfusion)
– Therapeutic effect
– Targeted
– Invasive/limited repeatability
– Multiple treatments are
required but not possible
Focal
(e.g. surgery, radioembolization,
chemoembolization, radio
frequency ablation)
– Partial removal or
treatment of tumors
– Only 10% to 20% resectable
– Invasive and/or limited
repeatability
– Treatment is limited by tumor
size, number of lesions and
location
– Tumor revascularization
– Cannot treat diffuse disease
32 DELCATH SYSTEMS, INC

Diffuse Hepatic Metastases from Melanoma
• Diffuse disease in the liver is prevalent
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
• Whole organ therapy creates a new option for patients in the management of liver dominant disease
33 DELCATH SYSTEMS, INC

Concentrating the Power of Chemotherapy for Disease Control in the Liver
Our Solution – Whole Organ-Focus Disease Control
• Our proprietary CHEMOSAT System isolates the liver
circulation, delivers an ultra-high concentration of
chemotherapy (melphalan) to the liver and filters most of the chemotherapy out of the blood prior to returning it to the patient
• The procedure typically takes approximately two hours to
complete and involves a team including the interventional
radiologist and perfusionist
• CHEMOSAT (Gen 2) has demonstrated minimal systemic
toxicities and impact to blood components in initial commercial use and may complement systemic therapy
• CHEMOSAT has been used on approximately 200 patients to
date through clinical development and early commercial launch
34 DELCATH SYSTEMS, INC

MARKET OPPORTUNITY BY DISEASE & TARGET COUNTRIES Appendix 2 35 DELCATH SYSTEMS, INC

United States
China
Germany
UK
Australia
Italy
France
Spain
Netherlands
Japan
Taiwan
South Korea

China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands

China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
Taiwan

China
Japan
United States
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

DELCATH SYSTEMS, INC
• Europe – Largest near-term opportunity
• CRC – Largest opportunity worldwide
• Melanoma – Largest opportunity is in the US
• China – Largest opportunity for HCC
Market Opportunity by Disease (patients)
Market Opportunity defined as Total Potential Market
(TPM) for Melblez Kit/CHEMOSAT
1. Primary cancer incidence
2. Adjusted for predominant disease in the liver (primary or metastatic cancer)
3.
Adjusted for addressable patients via Melblez Kit/CHEMOSAT
0
2500
5000
7500
10000
Melanoma
0
5000
10000
15000
20000
25000
30000
NET
0
10000
20000
30000
40000
CRC
0
20000
40000
60000
80000
100000
HCC
36

37 DELCATH SYSTEMS, INC
Europe Market by Disease – Device Only
Germany
(Direct)
UK
(Direct)
France
(Indirect)
Italy
(Indirect)
Spain
(Indirect)
Netherlands
(Direct)
Ireland
(Direct)
Total
Potential
(patients)
Potential
Market
($ MM)
1,2,3
Total Potential Market #Patients
Ocular
Melanoma
404 297 295 285 197 79 19 1,576
$ 62
Cutaneous
Melanoma
1,625 994
753 801 360 379 73 4,987
$ 206
CRC
9,902 5,300
5,475 7,281 4,016 1,644 335 33,953
$1,339
HCC
(Primary)
1,637 720
1,514 2,597 1,087 82 35 7,671
$277
NET
1,783 1,336
1,353 1,299 974 360 98 7,202
$ 281
TOTAL 15,351 8,647 9,389 12,263 6,634 2,545 560 55,389 $ 2,166
Europe Presents Significant Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assumes 2.5 treatments per patient.
2) Assumes ASP of  ~$15K USD.
3) Assumes mix of direct sales and distributors.

38 DELCATH SYSTEMS, INC
US Market by Disease – Device and Drug Combination
Liver Metastasis
Potential Market
# Patients
Potential Market
# Procedures
Potential Market
($MM)
1,2,3
Ocular
Melanoma
1,685 4,213 $ 300
Cutaneous
Melanoma
7,023 17,557 $ 439
CRC 19,861 49,653 $ 1,241
HCC (Primary) 5,586 13,964 $ 349
NET 8,212 20,530 $ 513
TOTAL 42,367 105,917 $ 2,848
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Assume ASP of $75K for Ocular Melanoma.(estimated ultra-orphan drug pricing)
3) Assume ASP of $25K in Cutaneous Melanoma, CRC, HCC, NET

39 DELCATH SYSTEMS, INC
APAC Market by Disease
China
(Device)
S. Korea
(Device)
Japan
(Device)
Taiwan
(Device)
Australia
(Device)
Total
Potential
(patients)
Potential
Market
($MM)
1,2
Total Potential Market  #Patients
HCC
(Primary)
85,780 3,258 8,296 2,152 263 99,749 $ 1,156
Other
CRC
31,127 3,245 14,298 1,441 2,031
52,143
$ 642
NET
29,197 1,048 2,759 500 462
33,966
$ 393
Ocular
Melanoma
1,765 66 175 31 96
2,134
$ 25
Cutaneous
Melanoma
382 43 136 246 1,144
1,951
$ 23
OTHER
TOTAL
62,472 4,403 17,368 2,218 3,733 90,194 $ 1,083
TOTAL 148,104 7,661 25,665 4,370 3,996 189,943 $ 2,239
APAC Target Markets Represent Over $2 Billion Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of ~$5K.

HIGH-DOSE MELPHALAN HISTORY AND RATIONALE Appendix 3 40 DELCATH SYSTEMS, INC

Authors	Technique	N	Tumor	Drug(s)	ORR, %	Median OS, months
Grover et al. 2004	IHP	13	NET	Melphalan ± TNF	50	48
Noter et al. 2004	IHP	8	Ocular melanoma	Melphalan	50	10
Alexander et al. 2000	IHP	22	Ocular melanoma	Melphalan ± TNF	62	11
Alexander et al. 2003	IHP	29	Ocular melanoma	Melphalan	62	12
Alexander et al. 2009	IHP	120	Colorectal	Melphalan ± TNF, TNF	61	17
van Iersel et al. 2008	IHP	154	Colorectal	Melphalan	50	25
van Iersel et al. 2010	IHP	99	Colorectal	Melphalan	–	25
Verhoef et al. 2008	PHP	24	Various	Melphalan	62	–

The Evidence for Melphalan
Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity
41 DELCATH SYSTEMS, INC
6. Van Iersel LB, et al. Ann Oncol 2008;19:1127-34
4. Alexander HR Jr, et al. Clin Cancer Res 2003;9:6343-9
5. Alexander HR Jr, et al. Ann Surg Oncol 2009;16:1852-9
1. Grover AC, et al. Surgery 2004;136:1176-82
2. Noter SL, et al. Melanoma Res 2004;14:67-72
3. Alexander HR Jr, et al. Clin Cancer Res 2000;6:3062-70
7. Van Iersel LB, et al. Ann Oncol 2010;21:1662-7
8. Verhoef C, et al. Ann Surg Oncol 15:1367-74

42 DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependent, tumor preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
• Manageable systemic toxicities associated with Neutropenia and
Thrombocytopenia
•
Drug dosing 12x higher than FDA-approved dose via systemic IV chemotherapy
•
Dose delivered to tumor is over 100x higher than that of systemic IV chemotherapy
Type Dosing (mg/kg)
Multiple Myeloma (label) 0.25
Chemoembolization 0.62
Surgical Isolated Hepatic Perfusion (IHP) 1.50
Myeloablation 2.50-3.50
An Established Drug for Liver Cancer Therapy
Percutaneous Hepatic Perfusion (PHP)
3.00

Cancer Origin (Cell lines)	Apoptosis Induction (uM)
Thyroid (2)	2.54
Ovarian (1)	4.31
Melanoma (5)	4.53
CNS (4)	6.40
Sarcoma (5)	6.68
Head and Neck (2)	6.78
Bladder (5)	9.50
Colon (5)	15.12
Cervix (3)	15.16
Cholangiocarcinoma (1)	16.00
Prostate (2)	17.55
Pancreas (4)	25.00
Primary Liver (4)	25.04
Lung (5)	28.60
Breast (5)	31.82
Kidney (5)	35.30
Uterus (1)	44.60

Melphalan Sensitivity- Apoptosis Induction
Conc. (uM) for Apoptosis Induction
200
150
100
50
0
Thyroid
Ovarian
Melanoma
CNS
Sarcoma
Head and Neck
Bladder
Colon
Cervix
Cholangiocarcinoma
Prostate
Pancreas
Primary Liver
Lung
Breast
Kidney
Uterus
Systemic IV Dosing
CHEMOSAT
Tissue of Origin of Cancer Cell Lines
Melphalan Conc. Achieved

43 DELCATH SYSTEMS, INC Melphalan Sensitivity: In Vitro Tumor Cell Lines Study We Believe Our Technology Will Be Effective On a Wide Range of Solid Tumors 192 uM

44 DELCATH SYSTEMS, INC PHASE 3 TRIAL Appendix 4

Phase III Clinical Trial Design
Cross-over
Primary Trial Endpoint
•
Statistically significant difference in Hepatic Progression
Free Survival (“hPFS”): p < 0.05 (IRC)
• Over 80% of Oncologic drugs approved by FDA between
2005 – 2007 on endpoints other than overall survival
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
• Investigator hPFS
• Hepatic objective response rate
• Overall objective response rate
• Overall Survival – Diluted by Cross Over
• SAP calls for analysis of various patient subsets
Pre-PHP (Baseline) Post-PHP (22+ Months)
Hepatic Response – Metastatic Melanoma
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
PHP = Meblez Kit/CHEMOSAT
45 DELCATH SYSTEMS, INC
Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)
PHP/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Randomized to PHP
93 patients: ocular
or cutaneous melanoma

Positive Phase 3 Results
•
Primary endpoint (hPFS by IRC) exceeded, p value = 0.0029, hazard ratio of 0.50 as of June, 2012
• Secondary endpoints consistent with primary endpoints
o CS/PHP achieved a median overall PFS of 5.4 months vs. 1.6 months for BAC
o OS – No difference demonstrated due to heavy crossover from BAC to PHP
o
Median OS 10.6 months vs. 10.0 months for PHP and BAC respectively
• OS exploratory analyses supportive of key observations
o Median overall survival of 11.4 months for all patients treated with melphalan, including crossover
o BAC patients did not cross-over to PHP had a median survival of 4.1 months
o 6 PHP-treated and 2 BAC-only patients still alive as of 2/2013
• Gen 1 Safety profile – consistent with currently approved labeling for melphalan
o 30-day deaths on PHP: 3/44 patients (6.8%)
1 Neutropenic Sepsis (2.3%); 1 Hepatic Failure 2.5% (95% tumor burden); 1 gastric perforation
o 30-day deaths on BAC: 3/49 patients (6.1%)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment
46 DELCATH SYSTEMS, INC
o PHP median hepatic progression free survival (hPFS) was 4-fold of control, or 5.3 months improvement
o PHP achieved a median hPFS of 7.0 months vs 1.7 months for BAC control
o 75% overall clinical benefit (CR + PR + SD)

PUBLISHED PHASE 1 / 2 STUDIES OF DOXORUBICIN WITH PHP Appendix 5 47 DELCATH SYSTEMS, INC

Phase 1 & 2 Studies of PHP-Doxorubicin For HCC
Delivered Safely in Multiple Studies with Promising Response Rates
1) Ku Y et al. Chir Gastroenterol 2003;19:370–376.
2) Curley SA et al. Ann Surg Oncol 1994;1:389–99.
3) Ravikumar TS et al. J Clin Oncol 1994;12:2723–36.
4) Hwu WJ et al. Oncol Res 1999;11:529–37.
No. of
pts
No. of
PHP/
pt
Disease stage
(tumor diameter)
Treatment
Median  survival
(mo) Response Rates Reference
HCC
(n=79)
CHM
(n=23)
1–4
1–2
IV A: n=66
IV B: n=13
All multiple bilobar
Extrahepatic disease in 52%
Doxorubicin 60 –150 mg/m
2
Cisplatin 50–150 mg/m 2
Mitomycin C 50–200 mg/m 2
16
13
HCC pts
RR 64.5%
5-year survival 20.3%
Kobe
1
Phase I/II
HCC
(n=11)
1–3 Mean 9.5 cm Doxorubicin 60 –120 mg/m
2
6.5
13 (responders)
2 (non-responders)
RR 20%
MDACC
2
Phase I
HCC
(n=5)
CHM
(n=8)
Other
(n=8)
2–4 Extrahepatic disease in 17%
Doxorubicin 50 –120 mg/m
2
5-FU 1000–5000 mg/m 2
NR RR 22%
Yale
3
Phase I
HCC
(n=7)
Other
(n=11)
1–10 NR Doxorubicin 90 –120 mg/m
2
23 (responders)
8 (non-responders)
RR 58%
Yale
4
Phase I
48 DELCATH SYSTEMS, INC

PRODUCT DEVELOPMENT PIPELINE Appendix 6 49 DELCATH SYSTEMS, INC

Product Development Pipeline
• Orphan Drug - Ocular
Melanoma liver mets
• Proprietary drug-melphalan &
Melblez Kit
• All liver cancers – melphalan
• Classified as Medical Device
• 3
rd
party melphalan
• Gen 2 melphalan CE Mark
• Doxorubicin system CE Mark
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• HCC, mCRC, mNET indications
Initial Opportunity Near Term (< 5 years) Intermediate Term (> 5 years)
• mCRC and HCC clinical trials
• Proprietary drug/delivery system for
additional drugs
• Proprietary drug/delivery system for
other organs (lung and brain)
•
CHEMOSAT Melphalan in,
Taiwan and Japan
• CHEMOSAT Doxorubicin in
China and South Korea
• 3
rd
party doxorubicin
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT Melphalan in
Australia, New Zealand, and
Hong Kong
• 3
rd
party melphalan
Development Aligned to Address Significant Market Opportunity
50 DELCATH SYSTEMS, INC
E
U
A
S
I
A
U
S

CHEMOSAT Delivery System for Doxorubicin – CE Mark
• Satisfied all of the requirements to affix the CE Mark to Hepatic
CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin in October, 2012
• Provides basis for partnership opportunities in China and S. Korea where doxorubicin has a broad label for multiple tumor types
• Multiple published Phase I/II studies from MD Anderson Cancer Center and Yale with percutaneous hepatic perfusion (PHP) and Kobe
University using doxorubicin show promising response rates for HCC*
• Plan to use CHEMOSAT Delivery System for Doxorubicin in Asia Phase
III 2L
HCC trials
Addressing the Large HCC Market Opportunity in China
51 DELCATH SYSTEMS, INC

NON US/EU REGULATORY UPDATE Appendix 7 52 DELCATH SYSTEMS, INC

53 DELCATH SYSTEMS, INC
International Strategy beyond EU and US
Combination of Strategic Partnerships and Specialty Distributors
Leverage CE Mark to obtain reciprocal regulatory approvals for CHEMOSAT
Systems in other international markets
o
Obtained approval for Gen 2 CHEMOSAT Delivery System for Melphalan in Australia
International regulatory submissions status:
Application submitted and expected approvals in
Hong Kong - 2013
Singapore - 2013
Argentina - 2013
Brazil - 2014
Intend to submit applications
China
Taiwan
Mexico
Japan
Israel
Utilize 3
rd
party melphalan and doxorubicin available to physicians
S. Korea

54 DELCATH SYSTEMS, INC CHEMOSAT CENTERS Appendix 8

Active CHEMOSAT Centers in Europe
•
Milan, Italy – European Institute of Oncology (IEO)
•
Frankfurt, Germany – Johann Wolfgang Goethe-Universität (JWG)
•
Villejuif, France – Cancer Institute Gustave Roussy (IGR)
•
Amsterdam, The Netherlands – Netherlands Cancer Institute-Antoni van
Leeuwenhoek Hospital
•
Bordeaux, France – Hôpital Saint-André (St Andre)
•
Galway, Ireland – University Hospital Galway (UHG)
•
Southampton, United Kingdom – Southampton University Hospital (SUH)
•
Göttingen, Germany - University Medical Center Göttingen (UMG)
•
Varese, Italy – Varese University Hospital (VUH)
55 DELCATH SYSTEMS, INC